Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Mid Cap Growth Fund

AMG TimesSquare Global Small Cap Fund

Supplement dated May 4, 2022 to the Prospectus and Statement of Additional Information,

each dated May 1, 2022

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Mid Cap Growth Fund (the “Mid Cap Growth Fund”) and AMG TimesSquare Global Small Cap Fund (the “Global Small Cap Fund” and, together with the Mid Cap Growth Fund, each a “Fund” and collectively, the “Funds”), each a series of AMG Funds (the “Trust”), contained in the Funds’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of April 29, 2023, Ian Anthony Rosenthal will retire from TimesSquare Capital Management, LLC, the Funds’ subadviser, and no longer serve as a portfolio manager of the Funds. Effective upon Mr. Rosenthal’s retirement, Grant R. Babyak and Sonu Chawla will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Mid Cap Growth Fund, and Magnus Larsson and Mr. Babyak will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Global Small Cap Fund. Accordingly, as of April 29, 2023, all references to and information relating to Mr. Rosenthal in the Prospectus and SAI are deleted and all references to the portfolio managers of the Mid Cap Growth Fund shall refer to Mr. Babyak and Ms. Chawla and all references to the portfolio managers of the Global Small Cap Fund shall refer to Messrs. Larsson and Babyak.

Effective immediately, Sonu Chawla is designated as a portfolio manager of the Mid Cap Growth Fund. Messrs. Rosenthal and Babyak and Ms. Chawla are jointly and primarily responsible for the day-to-day management of the Mid Cap Growth Fund. Accordingly, all references in the Prospectus and SAI to the portfolio managers of the Mid Cap Growth Fund shall refer to Messrs. Rosenthal and Babyak and Ms. Chawla.

Effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG TimesSquare Mid Cap Growth Fund” titled “Portfolio Management – Portfolio Managers” on page 8 is deleted and replaced with the following:

Portfolio Managers

Ian Anthony Rosenthal, CFA

Senior Founding Partner, Managing Director and Portfolio Manager of TimesSquare;

Portfolio Manager of the Fund since 03/05.

Effective April 29, 2023, Mr. Rosenthal will retire from TimesSquare and no longer serve as a portfolio manager of the Fund.

Grant R. Babyak

Senior Founding Partner, Managing Director and Portfolio Manager of TimesSquare;

Portfolio Manager of the Fund since 03/05.

Sonu Chawla, CFA

Director, Portfolio Manager/Analyst and Partner of TimesSquare;

Portfolio Manager of the Fund since 05/22.

The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG TimesSquare Mid Cap Growth Fund” on page 36 is deleted and replaced with the following:

The Fund is managed by a team of portfolio managers, analysts, and other investment professionals at TimesSquare. Ian Anthony Rosenthal, Grant R. Babyak and Sonu Chawla serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund’s investments. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach.

The following is added to the end of the second paragraph in the section titled “Additional Information About the Funds – Fund Management – AMG TimesSquare Mid Cap Growth Fund” on page 36:

Ms. Chawla has served as co-manager of the Fund since May 2022. She is a Director, Portfolio Manager/Analyst, and Partner in TimesSquare’s growth equity group and has 22 years of experience. She is responsible for research coverage of the Software, Technology Services, and Internet & Communications sectors within the technology, media and telecommunications (“TMT”) industry. Ms. Chawla joined TimesSquare in August 2018 from Pine River Capital Management, a multi-strategy hedge fund where she was a Senior Analyst covering TMT sectors across Software, Internet, Services, Hardware and Telecom. Her previous research analyst experiences were as a Senior TMT Analyst at Surveyor Capital platform of Citadel and an Analyst at Fred Alger Management. Ms. Chawla has an M.S. in Mathematics and Computer Science from Indian Institute of Technology, Delhi and an M.B.A from Kellogg School of Management at Northwestern University. She is a member of the CFA Institute and the CFA Society New York. Ms. Chawla is conversational in Hindi.

In addition, effective immediately, the SAI is revised as follows:

The information relating to the Mid Cap Growth Fund in the section under “Management of the Funds – Portfolio Managers of the Funds – AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund” titled “Other Accounts Managed by the Portfolio Managers” beginning on page 98 is supplemented by adding the following information for Ms. Chawla, which is as of March 31, 2022:

Portfolio Manager: Sonu Chawla

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	4	$1,250.89	None	$0
Other Accounts	32	$2,250.96	2	$52.17

In the section under “Management of the Funds – Portfolio Managers of the Funds – AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Emerging Markets Small Cap Fund and AMG TimesSquare Global Small Cap Fund” titled “Portfolio Managers Ownership of Fund Shares” on page 103, the following information is added for Ms. Chawla, which is as of March 31, 2022:

Portfolio Managers Ownership of Fund Shares

Mid Cap Growth Fund

Ms. Chawla: $10,001 – $50,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE